Davis Appreciation & Income Fund
A series of Davis Series, Inc. Class/Ticker: A (RPFCX), C (DCSCX), Y (DCSYX)	Over 50 Years of Reliable InvestingSM
Summary Prospectus	May 1, 2019
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.davisfunds.com/prospectuses_and_forms/. You can also get this information at no cost by calling 1-800-279-0279, or by sending an email request to dvsinvestor.services@dsaco.com. The current prospectus and statement of additional information, dated May 1, 2019, as may be further amended or supplemented are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.
You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks total return through a combination of growth and income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class” section of the Fund’s prospectus on page 48 and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information on page 43. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the prospectus based on information provided by the financial intermediary.
Shareholder Fees (fees paid directly from your investment)	Class A shares	Class C shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	0.50%*	1.00%	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None
* Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class C shares	Class Y shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	0.00%
Other Expenses	0.22%	0.21%	0.13%
Total Annual Operating Expenses	1.01%	1.76%	0.68%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you redeem your shares in:				If you did not redeem your shares in:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$573	$781	$1,006	$1,653	$573	$781	$1,006	$1,653
Class C shares	279	554	954	2,073	179	554	954	2,073
Class Y shares	69	218	379	847	69	218	379	847
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest Davis Appreciation & Income Fund’s assets in a balanced portfolio of common stock, convertible securities, preferred stock and bonds. The Fund may also hold cash. The Fund may invest in large, medium or small companies without regard to market capitalization and may invest in securities issued by either domestic or foreign companies.
The Fund’s investments in common stock issued by companies across the spectrum of market capitalizations are purchased primarily for their growth potential. Fixed income securities, consisting of both investment grade and high-yield, high-risk debt securities (“junk bonds”), are purchased both for current income and to provide diversification. Convertible securities, which include both preferred stock and bonds and may be “converted” into common stock if the company grows, offer both growth potential, some income and may provide downside protection. In the current market, Davis Advisors’ portfolio managers expect to continue investing a significant portion of the Fund’s assets in convertible securities.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors’ estimate of the company’s intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors’ goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.
Principal Risks of Investing in Davis Appreciation & Income Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
Bonds and Other Debt Securities Risk. Corporations, governments and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Bonds and other debt securities generally are subject to credit risk and interest rate risk.
Changes in Debt Rating Risk. If a rating agency gives a fixed income security or its issuer a low rating, the value of the security will decline because investors will demand a higher rate of return.
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible and debt securities.
Convertible Securities Risk. The Fund often invests a substantial portion of its assets in convertible securities. Convertible securities are often lower-quality debt securities.
Credit Risk. The issuer of a fixed income security (potentially even the U.S. Government) may be unable to make timely payments of interest and principal.
Depositary Receipts Risk. Depositary receipts, consisting of American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may trade at a discount, or a premium, to the underlying security and may be less liquid than the underlying securities listed on an exchange.
Extension and Prepayment Risk. Extension risk occurs when borrowers maintain their existing debt obligations until they come due instead of choosing to prepay them. Prepayment risk occurs when borrowers prepay their debt obligations more quickly than usual so that they can refinance at a lower rate. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Foreign Country Risk. Securities of foreign companies (including ADRs) may be subject to greater risk, as foreign economies may not be as strong or diversified, foreign political systems may not be as stable and foreign financial reporting standards may not be as rigorous as they are in the United States. There may also be less information publicly available regarding the non-U.S. issuers and their securities. These securities may be less liquid (and, in some cases, may be illiquid) and could be harder to value than more liquid securities.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.
High-Yield, High-Risk Debt Securities Risk. Issuers of these debt securities are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline. These issuers are likely to have a substantial amount of other debt, which will be senior to the high-yield, high-risk debt securities. An issuer must be current on its senior obligations before it can pay bondholders.
Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund’s investment objective.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Preferred Stock Risk. Preferred stock is a form of equity security and is generally ranked behind an issuer’s debt securities in claims for dividends and assets of an issuer in a liquidation or bankruptcy. An adverse event may have a negative impact on a company and could result in a decline in the price of its preferred stock.
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Variable Current Income Risk. The income that the Fund pays to investors is not stable.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Davis Appreciation & Income Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1‑800‑279‑0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Calendar Year Total Returns for Class A Shares (Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.)

Highest/Lowest quarterly results during the time period were:
Highest 23.58% (quarter ended September 30, 2009)
Lowest (18.27)% (quarter ended September 30, 2011)
Total return for the three months ended March 31, 2019 (non-annualized) was 8.89%.

Average Annual Total Returns (For the periods ended December 31, 2018, with maximum sales charge)	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	(12.39)%	1.03%	9.35%
Class A shares return after taxes on distributions	(12.61)%	0.78%	9.03%
Class A shares return after taxes on distributions and sale of Fund shares	(7.17)%	0.78%	7.67%
Class C shares return before taxes	(9.63)%	1.20%	8.98%
Class Y shares return before taxes	(7.72)%	2.26%	10.12%
S&P 500® Index reflects no deduction for fees, expenses or taxes	(4.38)%	8.49%	13.11%

Davis Appreciation & Income Fund Yield for Class A Shares (For the period ended December 31, 2018)
30-Day SEC Yield:	1.68%
You can obtain the Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1‑800‑279‑0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since July 2016	Chairman, Davis Selected Advisers, L.P.
Creston King	Since July 2016	Vice President, Davis Selected Advisers–NY, Inc.
Peter Sackmann	Since July 2016	Vice President, Davis Selected Advisers–NY, Inc.
Purchase and Sale of Fund Shares
	Class A and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000
Minimum Additional Investment	$25	$25
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds, P.O. Box 219197, Kansas City, MO 64121-9197, telephoning 1‑800‑279‑0279 or accessing Davis Funds’ website (www.davisfunds.com). Certain financial intermediaries may impose different restrictions than those shown above.
Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Appreciation & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
Investment Company Act File No. 811-2679